Hispanica International Announces Name Change to

“Life On Earth, Inc.” and Expands product line into the Multi-Billion Dollar Cannabis and Hemp-based Consumables Market starting in California.

NEW YORK, NY- February 20, 2018- Hispanica International Delights of America, Inc. (OTCQB: HISP) today announced that it has received approval from FINRA to formally change its name to “Life On Earth, Inc.” (OTCQB: LFER) effective immediately. The Company will begin trading under the new ticker symbol LFER starting February 20, 2018.

The new name better represents the Company’s strategic focus and long term forward vision, to accelerate the expansion of its own branded beverage and snack products with an added emphasis on the rapidly growing Functional, “Better for You”, Healthier, Cannabis and Hemp-based billion-dollar consumables market. Life On Earth’s new products will be marketed under its own brands through development, acquisition or distribution of existing and proven products that have achieved scalability.

“We believe the growing mainstream acceptance of Cannabis and Hemp based products within the beverage, snack and medicinal markets offers significant revenue opportunities for the company. Leveraging our existing California coverage as a ‘launching pad’ for the upcoming products, we also plan to expand into our New York home market and beyond.  In addition, we are negotiating to engage strategic partners to develop, market, and distribute our products as well as entry into potential joint venture agreements.”, Chairman and Chief Executive Officer, Mr. Fernando Oswaldo Leonzo commented.

In conjunction with the name change, the Company has brought in new management and board advisors with expertise in development, distribution, marketing as well as other cannabis sector specific skills to help the existing management team navigate strategic implementation of these new initiatives.

“We continue to demonstrate our ability to execute acquisitions, integrate operations, accounting systems and logistics to successfully lay the foundation for this launch. We aim to continue with our unique consumer brands to drive revenue growth and achieve an EBIDTA positive threshold.” concluded Mr. John Romagosa, the Company’s President.

In addition to the new corporate name, the Company has changed its ticker symbol on the OTCQB to ‘LFER’.

www.lifeonearthinc.com

About Life On Earth, Inc.

Life on Earth, Inc. (LOE), a "Naturally Better Way" consumer based Brand Accelerator Company is a dynamic and innovative all-natural consumables products company focused but not limited to the beverage and snack industry. At LOE, we have established a unique business model focused on building brands within the alternative beverage and snack space. Our brand model is complimented by our strong distribution subsidiaries. Energy Source Distributors, Inc. (ESD) in California and The Giant Beverage Company, Inc. in New York (Giant). The growth of “game changing” marketing applications, human capital resources and follow-on investments will help us deliver more fully integrated brand offerings that are good for our consumers and the environment.

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SAFE HARBOR ACT

Forward-Looking Statements: This release contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These statements appear in a number of places in this release and include all statements that are not statements of historical fact regarding the intent, belief or current expectations of Life on Earth, Inc. its directors or its officers with respect to, among other things: (i) financing plans; (ii) trends affecting its financial condition or results of operations; (iii) growth strategy and operating strategy.  The words “may,” “would,” “will,” “expect,” “estimate,” “can,” “believe,” “potential” and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements including those relating to the Company’s financing being adequate for the Company to close this acquisition, being able to place its products in the retail stores, to launch its growth and expansion plans among others, are not guarantees of future performance and involve risks and uncertainties, many of which are beyond Life on Earth, Inc.’s ability to control, and actual results may differ materially from those projected in the forward-looking statements as a result of various factors.  No information in this press release should be construed in any way whatsoever as an indication of Life on Earth, Inc.’s future revenues, financial performance or stock price.   More information about the potential factors that could affect the business and financial results is and will be included in Life on Earth, Inc.’s filings with the Securities and Exchange Commission at www.sec.gov.

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